SECURITIES AND EXCHANGE COMMISSION
                           			WASHINGTON, D.C. 20549

                                 				FORM 8-K

 		                               CURRENT REPORT
                  		  PURSUANT TO SECTION 12 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 18, 1998



  	                           		ARROW ELECTRONICS, INC.
               	   --------------------------------------------------
               	   (Exact Name of Registrant as Specified in Charter)

          New York                 1-4482                 11-1806155
    -------------------------------------------------------------------
    (State or Other Juris-      (Commission File        (IRS Employer
     diction of Incorporation)        Number)         Identification No.)


     25 Hub Drive, Melville, New York                         11747
    --------------------------------------------------------------------
    (Address of Principal Executive Offices)                Zip Code


Registrant's telephone number, including area code:  (516) 391-1300

Item 5. Other Events.

		On March 18, 1998, Arrow Electronics, Inc. announced that its earnings for the first quarter of 1998 are likely to be below analysts' expectations.


Item 7.  Financial statements, Pro Forma Financial Information
	        and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit 99 (i) Press Release dated March 18, 1998, issued by
	        Arrow Electronics, Inc. announcing that its earnings for the first quarter of 1998 are likely to be below analysts'
       	 expectations.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 				                           ARROW ELECTRONICS, INC.




Dated:  March 18, 1998          By:   /s/Robert E. Klatell
				                                  ----------------------
                            				Name:  Robert E. Klatell
                            				Title: Executive Vice President

EXHIBIT INDEX


Exhibit                                         Page #

  99       Press Release dated March 18, 1998, issued
		         by Arrow Electronics, Inc. announcing that its earnings for the first quarter of 1998 are likely to be below analysts' expectations.

				                                                 			    Exhibit 99

ARROW ELECTRONICS, INC.
25 Hub Drive
Melville, New York 11747

CONTACT:        Robert E. Klatell
		              Executive Vice President
              		(516) 391-1300




	            ARROW ELECTRONICS ANTICIPATES LOWER FIRST QUARTER EARNINGS
          	  ----------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------

MELVILLE, NEW YORK, March 18, 1998 -- Arrow Electronics, Inc.
(NYSE:ARW) announced that first quarter earnings are likely to be below analysts' expectations.

Results for the first two months of the quarter reflect pervasive weakness in the broad electronics markets. This highly competitive environment is characterized by continuing pressure on average selling prices and narrowing gross profit margins, as suppliers' output of components remains high, lead times shortened, and most products freely available around the world.
Although global in nature, these unfavorable market conditions are most pronounced in North America, where revenues appear to have flattened from the fourth quarter of 1997, reflecting inventory adjustments in the channel, the impact of lower prices, and a slowing of growth in certain computer products markets. As a result, the first quarter's operating expenses will be proportionately higher than anticipated and operating margins will be under pressure.

Based upon daily order and shipment activity rates, the company does not believe that its results in March will improve sufficiently to offset the quarter's results to date. First quarter earnings are expected to be in the $.40 to $.45 per share range on a diluted basis, appreciably lower than those in both last year's first quarter ($.50 per share on a diluted basis) and fourth quarter ($.53 per share on a diluted basis).

Arrow Electronics is the world's largest distributor of electronic components and computer products to industrial and commercial customers.

                             				  *    *     *

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release contains forward-looking statements based on current expectations that could be affected by the risks and uncertainties involved in the company's business. These risks and uncertainties include, but are not limited to, the effect of economic and market conditions, opportunities for acquisitions and the company's ability to effectively integrate acquired companies, risks associated with foreign operations, such as currency fluctuations, possible increases in shipping rates or interruptions in shipping service, the addition or loss of suppliers, allocation of products by suppliers, changes in market demand and pricing pressure, the level and volatility of interest rates, the impact of current or pending legislation and regulation, fluctuation in quarterly results, as well as the risks described from time to time in the company's reports to the Securities and Exchange Commission, including the company's Annual
Report on Form 10-K.